Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2014

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$310.4	$201.2	$179.8	$272.4	$254.7	Insurance Services	$69.0	$89.3	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8
55.5	61.3	64.0	79.3	77.9	Asset Management	18.7	20.8	22.0	16.4	19.5	21.9	20.7	17.2
(87.8)	(71.0)	(60.4)	(38.7)	(45.7)	Other	(14.4)	(13.2)	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

278.1	191.5	183.4	313.0	286.9	Total income before income taxes	73.3	96.9	51.3	65.4	92.4	81.8	78.5	60.3

92.2	54.8	44.9	84.5	67.6	Income taxes	17.1	25.8	9.4	15.3	27.4	22.8	20.8	13.5

$185.9	$136.7	$138.5	$228.5	$219.3	Net income	$56.2	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

					Net income per common share:
$3.97	$3.05	$3.13	$5.16	$5.10	Basic	$1.33	$1.66	$0.97	$1.14	$1.48	$1.33	$1.30	$1.05
3.95	3.04	3.12	5.13	5.05	Diluted	1.32	1.65	0.96	1.13	1.46	1.32	1.30	1.05

					Share data:
46,774,277	44,876,650	44,283,771	44,243,364	43,018,215	Basic weighted-average	42,110,016	42,777,337	43,311,156	43,896,627	44,051,958	44,271,160	44,257,095	44,426,153
47,006,228	45,016,070	44,359,891	44,527,405	43,455,136	Diluted weighted-average	42,563,312	43,184,170	43,710,063	44,381,944	44,493,139	44,610,358	44,398,120	44,500,049
46,159,387	44,268,859	44,419,448	44,126,389	42,077,825	At period end	42,077,825	42,475,479	42,949,566	43,748,487	44,126,389	43,995,153	44,149,730	44,323,664

$185.9	$136.7	$138.5	$228.5	$219.3	Net income	$56.2	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8
(32.1)	(4.5)	(5.4)	(9.4)	(8.8)	After-tax net capital losses	(4.4)	(3.4)	(0.3)	(0.7)	(1.3)	(5.5)	(1.6)	(1.0)

$218.0	$141.2	$143.9	$237.9	$228.1	Net income excluding after-tax net capital losses	$60.6	$74.5	$42.2	$50.8	$66.3	$64.5	$59.3	$47.8

$(51.6)	$(6.9)	$(8.7)	$(15.7)	$(14.0)	Net capital losses	$(7.2)	$(5.2)	$(0.5)	$(1.1)	$(2.8)	$(8.7)	$(2.6)	$(1.6)
(19.5)	(2.4)	(3.3)	(6.3)	(5.2)	Tax benefit on net capital losses	(2.8)	(1.8)	(0.2)	(0.4)	(1.5)	(3.2)	(1.0)	(0.6)

$(32.1)	$(4.5)	$(5.4)	$(9.4)	$(8.8)	After-tax net capital losses	$(4.4)	$(3.4)	$(0.3)	$(0.7)	$(1.3)	$(5.5)	$(1.6)	$(1.0)

					Net income per diluted common share:
$3.95	$3.04	$3.12	$5.13	$5.05	Net income	$1.32	$1.65	$0.96	$1.13	$1.46	$1.32	$1.30	$1.05
(0.68)	(0.10)	(0.12)	(0.21)	(0.20)	After-tax net capital losses	(0.10)	(0.08)	(0.01)	(0.01)	(0.03)	(0.13)	(0.04)	(0.02)

$4.63	$3.14	$3.24	$5.34	$5.25	Net income excluding after-tax net capital losses	$1.42	$1.73	$0.97	$1.14	$1.49	$1.45	$1.34	$1.07

$1,894.6	$1,990.4	$2,169.0	$2,152.8	$2,171.8	Shareholders’ equity	$2,171.8	$2,267.3	$2,261.9	$2,227.9	$2,152.8	$2,117.2	$2,077.0	$2,187.6
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	114.3	188.7	225.9	184.9	134.7	121.7	127.3	286.1

$1,733.7	$1,755.3	$1,859.7	$2,018.1	$2,057.5	Shareholders’ equity excluding accumulated other comprehensive income	$2,057.5	$2,078.6	$2,036.0	$2,043.0	$2,018.1	$1,995.5	$1,949.7	$1,901.5

10.3%	7.0%	6.7%	10.6%	10.1%	Net income return on average equity	10.1%	12.6%	7.5%	9.1%	12.2%	11.3%	10.8%	8.6%
11.0	7.8	7.7	11.8	10.8	Net income return on average equity (excluding accumulated other comprehensive income)	10.9	13.8	8.2	9.9	13.0	12.0	12.0	10.0
12.9	8.1	8.0	12.3	11.2	Net income return on average equity (excluding after-tax net capital losses and accumulated other comprehensive income)	11.7	14.5	8.3	10.0	13.2	13.1	12.3	10.2

					Book value per common share:
$41.04	$44.96	$48.83	$48.79	$51.61	Including accumulated other comprehensive income	$51.61	$53.38	$52.66	$50.93	$48.79	$48.12	$47.04	$49.36
3.48	5.31	6.96	3.06	2.71	Accumulated other comprehensive income	2.71	4.44	5.26	4.23	3.06	2.76	2.88	6.46

$37.56	$39.65	$41.87	$45.73	$48.90	Excluding accumulated other comprehensive income	$48.90	$48.94	$47.40	$46.70	$45.73	$45.36	$44.16	$42.90

3,091	2,974	2,875	2,702	2,803	Number of employees	2,803	2,787	2,748	2,733	2,702	2,662	2,674	2,766

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,097.7	$2,153.3	$2,163.9	$2,124.3	$2,052.4	Premiums	$515.8	$507.3	$519.2	$510.1	$528.6	$524.4	$535.1	$536.2
116.5	115.5	114.7	121.6	130.8	Administrative fees	33.8	32.8	32.6	31.6	32.0	30.5	30.4	28.7
602.5	612.8	628.5	629.9	600.9	Net investment income	153.4	147.1	149.8	150.6	160.8	155.8	154.1	159.2
					Net capital losses:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.8)	(0.3)	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(50.9)	(5.1)	(5.5)	(14.6)	(12.8)	All other net capital losses	(6.4)	(4.9)	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(51.6)	(6.9)	(8.7)	(15.7)	(14.0)	Total net capital losses	(7.2)	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,765.1	2,874.7	2,898.4	2,860.1	2,770.1	Total revenues	695.8	682.0	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,619.8	1,771.2	1,793.0	1,655.4	1,582.2	Benefits to policyholders	394.1	360.8	426.2	401.1	394.5	395.0	424.1	441.8
158.4	161.0	171.3	176.4	164.6	Interest credited	41.8	38.7	40.6	43.5	45.6	43.9	40.3	46.6
446.2	471.2	470.5	442.6	470.6	Operating expenses	122.3	119.9	115.3	113.1	118.3	114.8	104.4	105.1
206.1	218.7	203.7	207.9	207.2	Commissions and bonuses	52.5	53.2	49.7	51.8	51.4	51.9	50.8	53.8
34.7	36.7	37.5	35.3	31.5	Premium taxes	6.8	7.5	8.1	9.1	7.6	9.1	9.1	9.5
38.9	38.9	39.9	34.4	31.8	Interest expense	7.7	7.8	7.9	8.4	8.7	8.6	8.6	8.5
(76.0)	(81.7)	(71.4)	(76.9)	(80.1)	Deferral of acquisition costs	(21.2)	(22.2)	(16.5)	(20.2)	(19.0)	(19.8)	(17.4)	(20.7)
58.9	67.2	70.5	72.0	75.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	18.5	19.4	18.5	19.0	19.1	16.7	18.6	17.6

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	622.5	585.1	649.8	625.8	626.2	620.2	638.5	662.2

278.1	191.5	183.4	313.0	286.9	Income before income taxes	73.3	96.9	51.3	65.4	92.4	81.8	78.5	60.3

92.2	54.8	44.9	84.5	67.6	Income taxes	17.1	25.8	9.4	15.3	27.4	22.8	20.8	13.5

185.9	136.7	138.5	228.5	219.3	Net income	56.2	71.1	41.9	50.1	65.0	59.0	57.7	46.8

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
100.5	103.4	71.4	(205.3)	50.3	Net unrealized capital gains (losses) on securities available-for-sale	(5.0)	(37.0)	41.1	51.2	(29.3)	(7.8)	(151.0)	(17.2)
(9.6)	(5.9)	(3.6)	(4.5)	(2.0)	Reclassification adjustment for net capital (gains) losses included in net income	0.1	(0.6)	(0.6)	(0.9)	(0.7)	0.3	(2.9)	(1.2)
					Employee benefit plans:
(5.0)	(26.6)	—	41.2	(70.4)	Prior service credit (cost) and net gains (losses) arising during the period, net	(70.0)	—	—	(0.4)	41.2	—	—	—
3.6	3.3	6.4	(6.0)	1.7	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	0.5	0.4	0.5	0.3	1.8	1.9	(4.9)	(4.8)

89.5	74.2	74.2	(174.6)	(20.4)	Total	(74.4)	(37.2)	41.0	50.2	13.0	(5.6)	(158.8)	(23.2)

$275.4	$210.9	$212.7	$53.9	$198.9	Comprehensive income (loss)	$(18.2)	$33.9	$82.9	$100.3	$78.0	$53.4	$(101.1)	$23.6

					Statutory data - insurance subsidiaries:*
$317.4	$185.1	$182.3	$272.8	$268.5	Net gain from operations before federal income taxes and realized capital gains (losses)	$60.7	$108.9	$48.3	$50.6	$90.5	$87.0	$66.4	$28.9
202.4	143.1	138.8	197.9	212.6	Net gain from operations after federal income taxes and before realized capital gains (losses)	50.4	80.9	40.4	40.9	75.1	56.1	42.3	24.4
1,226.8	1,193.1	1,259.6	1,359.0	1,228.4	Capital and surplus	1,228.4	1,188.8	1,358.9	1,357.5	1,359.0	1,294.1	1,268.8	1,266.6
95.6	107.2	117.5	127.5	106.2	Asset valuation reserve	106.2	131.7	132.2	129.8	127.5	136.2	132.8	120.3

*	Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,892.9	$1,973.0	$1,980.6	$1,926.9	$1,842.8	Employee Benefits	$462.2	$453.9	$467.3	$459.4	$479.0	$474.7	$487.0	$486.2
163.3	172.3	176.6	190.5	199.1	Individual Disability	51.8	50.3	48.9	48.1	48.5	48.3	46.7	47.0

2,056.2	2,145.3	2,157.2	2,117.4	2,041.9	Insurance Services	514.0	504.2	516.2	507.5	527.5	523.0	533.7	533.2
41.5	8.0	6.7	6.9	10.5	Asset Management	1.8	3.1	3.0	2.6	1.1	1.4	1.4	3.0

2,097.7	2,153.3	2,163.9	2,124.3	2,052.4	Total premiums	515.8	507.3	519.2	510.1	528.6	524.4	535.1	536.2

					Administrative fees:
9.3	12.0	13.7	15.1	16.5	Employee Benefits	4.3	3.8	4.2	4.2	4.4	3.8	3.4	3.5
0.3	0.3	0.2	0.2	0.2	Individual Disability	0.1	—	0.1	—	—	0.1	0.1	—

9.6	12.3	13.9	15.3	16.7	Insurance Services	4.4	3.8	4.3	4.2	4.4	3.9	3.5	3.5
121.5	119.9	118.8	124.9	133.4	Asset Management	34.2	33.9	33.1	32.2	32.2	31.3	31.5	29.9
(14.6)	(16.7)	(18.0)	(18.6)	(19.3)	Other	(4.8)	(4.9)	(4.8)	(4.8)	(4.6)	(4.7)	(4.6)	(4.7)

116.5	115.5	114.7	121.6	130.8	Total administrative fees	33.8	32.8	32.6	31.6	32.0	30.5	30.4	28.7

					Net investment income:
286.3	288.6	286.0	267.8	247.4	Employee Benefits	62.2	60.7	62.1	62.4	66.4	65.8	67.0	68.6
52.6	52.7	53.7	52.8	52.1	Individual Disability	13.0	13.0	13.0	13.1	13.3	13.2	12.9	13.4

338.9	341.3	339.7	320.6	299.5	Insurance Services	75.2	73.7	75.1	75.5	79.7	79.0	79.9	82.0
251.0	262.7	278.6	293.2	283.3	Asset Management	72.2	69.4	72.2	69.5	75.8	73.4	70.7	73.3
12.6	8.8	10.2	16.1	18.1	Other	6.0	4.0	2.5	5.6	5.3	3.4	3.5	3.9

602.5	612.8	628.5	629.9	600.9	Total net investment income	153.4	147.1	149.8	150.6	160.8	155.8	154.1	159.2

(51.6)	(6.9)	(8.7)	(15.7)	(14.0)	Net capital losses	(7.2)	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

2,765.1	2,874.7	2,898.4	2,860.1	2,770.1	Total revenues	695.8	682.0	701.1	691.2	718.6	702.0	717.0	722.5

					Benefits and expenses:
1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Employee Benefits	475.1	441.5	500.9	487.4	482.6	475.7	510.8	524.3
169.2	180.0	180.5	187.5	198.5	Individual Disability	49.5	50.9	55.0	43.1	45.1	51.9	44.9	45.6

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Insurance Services	524.6	492.4	555.9	530.5	527.7	527.6	555.7	569.9
358.5	329.3	340.1	345.7	349.3	Asset Management	89.5	85.6	86.3	87.9	89.6	84.2	82.9	89.0
34.2	56.2	43.9	20.5	30.5	Other	8.4	7.1	7.6	7.4	8.9	8.4	(0.1)	3.3

2,487.0	2,683.2	2,715.0	2,547.1	2,483.2	Total benefits and expenses	622.5	585.1	649.8	625.8	626.2	620.2	638.5	662.2

					Income (loss) before income taxes:
263.4	155.9	129.8	216.4	201.8	Employee Benefits	53.6	76.9	32.7	38.6	67.2	68.6	46.6	34.0
47.0	45.3	50.0	56.0	52.9	Individual Disability	15.4	12.4	7.0	18.1	16.7	9.7	14.8	14.8

310.4	201.2	179.8	272.4	254.7	Insurance Services	69.0	89.3	39.7	56.7	83.9	78.3	61.4	48.8
55.5	61.3	64.0	79.3	77.9	Asset Management	18.7	20.8	22.0	16.4	19.5	21.9	20.7	17.2
(87.8)	(71.0)	(60.4)	(38.7)	(45.7)	Other	(14.4)	(13.2)	(10.4)	(7.7)	(11.0)	(18.4)	(3.6)	(5.7)

278.1	191.5	183.4	313.0	286.9	Total income before income taxes	73.3	96.9	51.3	65.4	92.4	81.8	78.5	60.3
92.2	54.8	44.9	84.5	67.6	Income taxes	17.1	25.8	9.4	15.3	27.4	22.8	20.8	13.5

$185.9	$136.7	$138.5	$228.5	$219.3	Net income	$56.2	$71.1	$41.9	$50.1	$65.0	$59.0	$57.7	$46.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,056.2	$2,145.3	$2,157.2	$2,117.4	$2,041.9	Premiums	$514.0	$504.2	$516.2	$507.5	$527.5	$523.0	$533.7	$533.2
9.6	12.3	13.9	15.3	16.7	Administrative fees	4.4	3.8	4.3	4.2	4.4	3.9	3.5	3.5
338.9	341.3	339.7	320.6	299.5	Net investment income	75.2	73.7	75.1	75.5	79.7	79.0	79.9	82.0

2,404.7	2,498.9	2,510.8	2,453.3	2,358.1	Total revenues	593.6	581.7	595.6	587.2	611.6	605.9	617.1	618.7

					Benefits and expenses:
1,566.4	1,750.9	1,773.3	1,637.7	1,561.4	Benefits to policyholders	388.8	355.2	421.0	396.4	390.7	391.2	419.8	436.0
4.8	4.6	4.2	4.3	2.6	Interest credited	—	0.7	1.2	0.7	1.5	0.6	1.3	0.9
331.8	338.7	349.1	340.0	349.2	Operating expenses	90.2	89.3	85.5	84.2	87.5	86.1	84.3	82.1
175.7	185.1	172.7	174.2	170.6	Commissions and bonuses	41.5	43.4	41.3	44.4	42.3	43.5	42.5	45.9
34.5	36.6	37.5	35.2	31.5	Premium taxes	6.8	7.5	8.1	9.1	7.5	9.1	9.1	9.5
(61.3)	(64.5)	(55.9)	(60.3)	(61.4)	Deferral of acquisition costs	(14.7)	(16.6)	(13.0)	(17.1)	(14.8)	(15.4)	(13.2)	(16.9)
42.4	46.3	50.1	49.8	49.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	12.0	12.9	11.8	12.8	13.0	12.5	11.9	12.4

2,094.3	2,297.7	2,331.0	2,180.9	2,103.4	Total benefits and expenses	524.6	492.4	555.9	530.5	527.7	527.6	555.7	569.9

$310.4	$201.2	$179.8	$272.4	$254.7	Income before income taxes	$69.0	$89.3	$39.7	$56.7	$83.9	$78.3	$61.4	$48.8

					Statistics (% of total premiums):
16.1%	15.8%	16.2%	16.1%	17.1%	Operating expenses	17.5%	17.7%	16.6%	16.6%	16.6%	16.5%	15.8%	15.4%
15.1	9.4	8.3	12.9	12.5	Income before income taxes	13.4	17.7	7.7	11.2	15.9	15.0	11.5	9.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$835.7	$892.6	$883.7	$849.7	$808.6	Life and AD&D	$203.5	$202.0	$202.9	$200.2	$209.4	$210.4	$214.5	$215.4
799.9	803.3	801.4	783.0	753.8	LTD	188.1	187.1	189.4	189.2	193.4	191.3	198.0	200.3
203.7	208.0	212.6	229.0	219.0	STD	52.0	55.2	57.5	54.3	57.1	56.4	59.6	55.9
81.5	81.6	78.9	78.3	79.0	Other	20.5	19.9	19.4	19.2	20.2	19.8	19.2	19.1
(27.9)	(12.5)	4.0	(13.1)	(17.6)	Experience rated refunds	(1.9)	(10.3)	(1.9)	(3.5)	(1.1)	(3.2)	(4.3)	(4.5)

1,892.9	1,973.0	1,980.6	1,926.9	1,842.8	Total premiums	462.2	453.9	467.3	459.4	479.0	474.7	487.0	486.2
9.3	12.0	13.7	15.1	16.5	Administrative fees	4.3	3.8	4.2	4.2	4.4	3.8	3.4	3.5
286.3	288.6	286.0	267.8	247.4	Net investment income	62.2	60.7	62.1	62.4	66.4	65.8	67.0	68.6

2,188.5	2,273.6	2,280.3	2,209.8	2,106.7	Total revenues	528.7	518.4	533.6	526.0	549.8	544.3	557.4	558.3

					Benefits and expenses:
1,457.3	1,635.0	1,657.1	1,515.9	1,431.4	Benefits to policyholders	357.7	321.1	382.2	370.4	362.8	356.0	390.2	406.9
4.8	4.6	4.2	4.3	2.6	Interest credited	—	0.7	1.2	0.7	1.5	0.6	1.3	0.9
306.2	312.3	323.6	313.3	321.4	Operating expenses	83.1	82.2	78.7	77.4	80.5	79.0	77.9	75.9
129.9	137.1	125.1	126.7	122.6	Commissions and bonuses	29.1	30.5	29.7	33.3	30.2	30.4	31.1	35.0
31.1	33.0	33.6	31.3	27.9	Premium taxes	5.9	6.6	7.3	8.1	6.6	8.1	8.1	8.5
(25.5)	(27.4)	(18.3)	(22.2)	(23.4)	Deferral of acquisition costs	(6.0)	(5.3)	(3.9)	(8.2)	(5.8)	(4.4)	(3.6)	(8.4)
21.3	23.1	25.2	24.1	22.4	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	5.3	5.7	5.7	5.7	6.8	6.0	5.8	5.5

1,925.1	2,117.7	2,150.5	1,993.4	1,904.9	Total benefits and expenses	475.1	441.5	500.9	487.4	482.6	475.7	510.8	524.3

$263.4	$155.9	$129.8	$216.4	$201.8	Income before income taxes	$53.6	$76.9	$32.7	$38.6	$67.2	$68.6	$46.6	$34.0

					Benefit ratio (including interest credited):
66.8%	72.1%	72.9%	68.8%	68.1%	% of total revenues	67.7%	62.1%	71.9%	70.6%	66.3%	65.5%	70.2%	73.0%
77.2	83.1	83.9	78.9	77.8	% of total premiums	77.4	70.9	82.0	80.8	76.1	75.1	80.4	83.9

					Statistics (% of total premiums):
16.2%	15.8%	16.3%	16.3%	17.4%	Operating expenses	18.0%	18.1%	16.8%	16.8%	16.8%	16.6%	16.0%	15.6%
13.9	7.9	6.6	11.2	11.0	Income before income taxes	11.6	16.9	7.0	8.4	14.0	14.5	9.6	7.0

					Annualized new sales:
$156.9	$155.5	$104.0	$89.9	$87.5	Life and AD&D	$32.2	$22.5	$5.1	$27.7	$27.2	$10.0	$6.0	$46.7
103.1	107.7	88.4	66.0	66.6	LTD	26.3	16.9	7.9	15.5	24.7	9.0	10.0	22.3
45.1	42.6	31.2	40.6	31.8	STD	12.6	7.8	2.9	8.5	12.7	3.0	6.6	18.3
25.5	30.6	21.4	25.6	29.7	Other	8.2	5.6	5.1	10.8	5.0	7.7	2.6	10.3

$330.6	$336.4	$245.0	$222.1	$215.6	Total annualized new sales	$79.3	$52.8	$21.0	$62.5	$69.6	$29.7	$25.2	$97.6

					Persistency (% of premiums):
89.8%	89.8%	87.3%	85.2%	86.7%	Life and AD&D
89.1	89.7	87.8	87.9	88.6	LTD
87.9	87.1	86.6	91.9	82.0	STD
78.3	76.7	74.2	79.3	73.5	Other

88.7%	88.8%	86.7%	86.7%	86.1%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$163.3	$172.3	$176.6	$190.5	$199.1	Premiums	$51.8	$50.3	$48.9	$48.1	$48.5	$48.3	$46.7	$47.0
0.3	0.3	0.2	0.2	0.2	Administrative fees	0.1	—	0.1	—	—	0.1	0.1	—
52.6	52.7	53.7	52.8	52.1	Net investment income	13.0	13.0	13.0	13.1	13.3	13.2	12.9	13.4

216.2	225.3	230.5	243.5	251.4	Total revenues	64.9	63.3	62.0	61.2	61.8	61.6	59.7	60.4

					Benefits and expenses:
109.1	115.9	116.2	121.8	130.0	Benefits to policyholders	31.1	34.1	38.8	26.0	27.9	35.2	29.6	29.1
25.6	26.4	25.5	26.7	27.8	Operating expenses	7.1	7.1	6.8	6.8	7.0	7.1	6.4	6.2
45.8	48.0	47.6	47.5	48.0	Commissions and bonuses	12.4	12.9	11.6	11.1	12.1	13.1	11.4	10.9
3.4	3.6	3.9	3.9	3.6	Premium taxes	0.9	0.9	0.8	1.0	0.9	1.0	1.0	1.0
(35.8)	(37.1)	(37.6)	(38.1)	(38.0)	Deferral of acquisition costs	(8.7)	(11.3)	(9.1)	(8.9)	(9.0)	(11.0)	(9.6)	(8.5)
21.1	23.2	24.9	25.7	27.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.7	7.2	6.1	7.1	6.2	6.5	6.1	6.9

169.2	180.0	180.5	187.5	198.5	Total benefits and expenses	49.5	50.9	55.0	43.1	45.1	51.9	44.9	45.6

$47.0	$45.3	$50.0	$56.0	$52.9	Income before income taxes	$15.4	$12.4	$7.0	$18.1	$16.7	$9.7	$14.8	$14.8

					Benefit ratio:
50.5%	51.4%	50.4%	50.0%	51.7%	% of total revenues	47.9%	53.9%	62.6%	42.5%	45.1%	57.1%	49.6%	48.2%
66.8	67.3	65.8	63.9	65.3	% of total premiums	60.0	67.8	79.3	54.1	57.5	72.9	63.4	61.9

					Statistics (% of premiums):
15.7%	15.3%	14.4%	14.0%	14.0%	Operating expenses	13.7%	14.1%	13.9%	14.1%	14.4%	14.7%	13.7%	13.2%
28.8	26.3	28.3	29.4	26.6	Income before income taxes	29.7	24.7	14.3	37.6	34.4	20.1	31.7	31.5

$21.1	$22.2	$21.1	$21.3	$22.6	Annualized new sales	$5.9	$7.3	$4.9	$4.5	$5.2	$6.8	$5.3	$4.0

94.8%	95.1%	95.0%	94.5%	94.6%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$41.5	$8.0	$6.7	$6.9	$10.5	Premiums	$1.8	$3.1	$3.0	$2.6	$1.1	$1.4	$1.4	$3.0
121.5	119.9	118.8	124.9	133.4	Administrative fees	34.2	33.9	33.1	32.2	32.2	31.3	31.5	29.9
251.0	262.7	278.6	293.2	283.3	Net investment income	72.2	69.4	72.2	69.5	75.8	73.4	70.7	73.3

414.0	390.6	404.1	425.0	427.2	Total revenues	108.2	106.4	108.3	104.3	109.1	106.1	103.6	106.2

					Benefits and expenses:
53.4	20.3	19.7	17.7	20.8	Benefits to policyholders	5.3	5.6	5.2	4.7	3.8	3.8	4.3	5.8
153.6	156.4	167.1	172.1	162.0	Interest credited	41.8	38.0	39.4	42.8	44.1	43.3	39.0	45.7
119.0	115.2	117.4	116.5	122.7	Operating expenses	31.4	31.3	30.1	29.9	30.6	28.9	28.8	28.2
30.4	33.6	31.0	33.7	36.6	Commissions and bonuses	11.0	9.8	8.4	7.4	9.1	8.4	8.3	7.9
0.2	0.1	—	0.1	—	Premium taxes	—	—	—	—	0.1	—	—	—
0.1	—	—	—	—	Interest expense	—	—	—	—	—	—	—	—
(14.7)	(17.2)	(15.5)	(16.6)	(18.7)	Deferral of acquisition costs	(6.5)	(5.6)	(3.5)	(3.1)	(4.2)	(4.4)	(4.2)	(3.8)
16.5	20.9	20.4	22.2	25.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.5	6.5	6.7	6.2	6.1	4.2	6.7	5.2

358.5	329.3	340.1	345.7	349.3	Total benefits and expenses	89.5	85.6	86.3	87.9	89.6	84.2	82.9	89.0

$55.5	$61.3	$64.0	$79.3	$77.9	Income before income taxes	$18.7	$20.8	$22.0	$16.4	$19.5	$21.9	$20.7	$17.2

					Assets under administration:
$15,281.7	$13,764.9	$14,855.4	$17,346.4	$19,021.9	Retirement Plans	$19,021.9	$18,533.4	$18,701.1	$17,790.6	$17,346.4	$16,516.8	$15,739.8	$15,751.9
2,684.2	2,975.7	3,206.4	3,378.9	3,317.7	Individual Annuities	3,317.7	3,290.8	3,250.4	3,310.9	3,378.9	3,390.1	3,307.8	3,252.1
2,697.3	2,691.6	2,781.5	3,056.0	3,304.1	Mortgage loans for other investors	3,304.1	3,255.0	3,175.3	3,114.0	3,056.0	2,983.4	2,899.1	2,843.6
1,224.5	1,001.5	849.0	913.7	884.4	Private client wealth management	884.4	894.8	901.7	913.8	913.7	897.8	885.2	888.6

$21,887.7	$20,433.7	$21,692.3	$24,695.0	$26,528.1	Total assets under administration	$26,528.1	$25,974.0	$26,028.5	$25,129.3	$24,695.0	$23,788.1	$22,831.9	$22,736.2

					Annualized operating expenses:
					(% of average assets under administration)
0.57%	0.58%	0.59%	0.52%	0.47%	Retirement Plans	0.47%	0.47%	0.47%	0.48%	0.52%	0.51%	0.53%	0.52%

					Interest credited:
					(% of net investment income)
56.5%	54.6%	53.7%	54.5%	57.9%	Retirement Plans	57.7%	58.7%	56.6%	58.5%	54.3%	55.0%	54.4%	54.1%
69.0	66.5	68.1	65.4	61.3	Individual Annuities	62.3	56.7	58.6	67.0	63.6	66.6	60.5	70.6

$363.8	$410.3	$364.2	$387.9	$396.4	Individual Annuity sales	$137.7	$124.0	$78.9	$55.8	$81.6	$118.3	$100.1	$87.9

$887.5	$1,007.7	$1,184.2	$1,303.1	$1,177.4	Commercial mortgage loans originated	$256.8	$303.5	$372.0	$245.1	$251.2	$414.1	$364.1	$273.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(14.6)	$(16.7)	$(18.0)	$(18.6)	$(19.3)	Administrative fees	$(4.8)	$(4.9)	$(4.8)	$(4.8)	$(4.6)	$(4.7)	$(4.6)	$(4.7)
12.6	8.8	10.2	16.1	18.1	Net investment income	6.0	4.0	2.5	5.6	5.3	3.4	3.5	3.9
					Net capital losses:
(0.7)	(1.8)	(3.2)	(1.1)	(1.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.8)	(0.3)	(0.1)	—	(0.1)	(0.4)	(0.3)	(0.3)
(50.9)	(5.1)	(5.5)	(14.6)	(12.8)	All other net capital losses	(6.4)	(4.9)	(0.4)	(1.1)	(2.7)	(8.3)	(2.3)	(1.3)

(51.6)	(6.9)	(8.7)	(15.7)	(14.0)	Total net capital losses	(7.2)	(5.2)	(0.5)	(1.1)	(2.8)	(8.7)	(2.6)	(1.6)

(53.6)	(14.8)	(16.5)	(18.2)	(15.2)	Total revenues	(6.0)	(6.1)	(2.8)	(0.3)	(2.1)	(10.0)	(3.7)	(2.4)

					Benefits and expenses:
(4.6)	17.3	4.0	(13.9)	(1.3)	Operating expenses	0.7	(0.7)	(0.3)	(1.0)	0.2	(0.2)	(8.7)	(5.2)
38.8	38.9	39.9	34.4	31.8	Interest expense	7.7	7.8	7.9	8.4	8.7	8.6	8.6	8.5

34.2	56.2	43.9	20.5	30.5	Total benefits and expenses	8.4	7.1	7.6	7.4	8.9	8.4	(0.1)	3.3

$(87.8)	$(71.0)	$(60.4)	$(38.7)	$(45.7)	Loss before income taxes	$(14.4)	$(13.2)	$(10.4)	$(7.7)	$(11.0)	$(18.4)	$(3.6)	$(5.7)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,419.1	$6,769.5	$7,190.7	$7,120.5	$7,773.7	Fixed maturity securities—available-for-sale	$7,773.7	$7,654.6	$7,468.4	$7,393.5	$7,120.5	$7,015.8	$7,034.3	$7,248.7
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,321.1	5,342.6	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
153.1	92.7	95.5	65.7	37.0	Real estate, net	37.0	44.3	49.2	60.3	65.7	79.8	90.8	94.2
60.8	130.9	175.5	196.5	320.9	Other invested assets	320.9	284.8	290.4	200.2	196.5	199.9	201.7	206.9

11,146.6	11,895.4	12,729.1	12,787.8	13,452.7	Total investments	13,452.7	13,326.3	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	251.1	263.3	237.7	253.0	379.3	345.4	199.7	143.3
101.9	118.8	123.0	118.2	118.4	Premiums and other receivables	118.4	132.0	122.0	118.7	118.2	123.4	126.9	121.9
110.8	111.7	109.3	106.8	108.0	Accrued investment income	108.0	108.1	105.9	107.6	106.8	108.7	109.6	112.8
938.3	949.3	972.4	988.1	994.2	Amounts recoverable from reinsurers	994.2	987.4	986.1	984.3	988.1	983.4	980.8	979.0
330.2	344.9	346.5	371.3	381.0	Deferred acquisition costs, value of business acquired and other intangible assets, net	381.0	376.2	368.0	371.3	371.3	369.5	367.2	352.4
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.0
111.5	101.3	90.7	84.7	79.3	Property and equipment, net	79.3	82.6	82.2	83.8	84.7	84.4	83.8	86.9
101.7	113.9	69.3	127.9	129.4	Other assets	129.4	94.9	124.0	135.3	127.9	59.2	59.7	66.9
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account assets	7,179.8	7,031.9	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

$17,816.4	$18,403.2	$19,791.3	$21,393.3	$22,729.9	Total assets	$22,729.9	$22,438.7	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,502.3	$5,683.6	$5,843.2	$5,846.9	$5,832.3	Future policy benefits and claims	$5,832.3	$5,818.0	$5,855.7	$5,830.2	$5,846.9	$5,853.0	$5,861.3	$5,851.9
4,627.8	5,078.1	5,531.1	6,051.6	6,537.8	Other policyholder funds	6,537.8	6,372.2	6,204.6	6,174.5	6,051.6	5,945.1	5,759.2	5,630.8
48.9	103.0	148.1	64.7	63.1	Deferred tax liabilities, net	63.1	91.5	119.1	98.3	64.7	48.9	61.0	147.6
2.2	251.2	1.0	1.5	1.1	Short-term debt	1.1	1.2	1.9	1.7	1.5	1.2	1.1	1.1
551.9	300.9	551.4	551.9	503.9	Long-term debt	503.9	503.7	504.3	504.8	551.9	551.5	551.4	551.6
401.3	402.5	393.2	330.7	440.1	Other liabilities	440.1	352.9	375.7	290.3	330.7	399.4	405.7	398.8
4,787.4	4,593.5	5,154.3	6,393.2	7,179.8	Separate account liabilities	7,179.8	7,031.9	7,133.5	6,528.3	6,393.2	6,010.0	5,629.9	5,600.1

15,921.8	16,412.8	17,622.3	19,240.5	20,558.1	Total liabilities	20,558.1	20,171.4	20,194.8	19,428.1	19,240.5	18,809.1	18,269.6	18,181.9

					Shareholders’ equity:
158.2	82.4	89.6	68.0	5.3	Common stock	5.3	—	—	42.8	68.0	61.9	75.1	84.6
160.9	235.1	309.3	134.7	114.3	Accumulated other comprehensive income	114.3	188.7	225.9	184.9	134.7	121.7	127.3	286.1
1,575.5	1,672.9	1,770.1	1,950.1	2,052.2	Retained earnings	2,052.2	2,078.6	2,036.0	2,000.2	1,950.1	1,933.6	1,874.6	1,816.9

1,894.6	1,990.4	2,169.0	2,152.8	2,171.8	Total shareholders’ equity	2,171.8	2,267.3	2,261.9	2,227.9	2,152.8	2,117.2	2,077.0	2,187.6

$17,816.4	$18,403.2	$19,791.3	$21,393.3	$22,729.9	Total liabilities and shareholders’ equity	$22,729.9	$22,438.7	$22,456.7	$21,656.0	$21,393.3	$20,926.3	$20,346.6	$20,369.5

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,620.7	$5,983.3	$6,222.3	$6,179.2	$6,715.1	Public	$6,715.1	$6,615.1	$6,419.6	$6,409.0	$6,179.2	$6,108.6	$6,130.1	$6,287.0
798.4	786.2	968.4	941.3	1,058.6	Private	1,058.6	1,039.5	1,048.8	984.5	941.3	907.2	904.2	961.7

6,419.1	6,769.5	7,190.7	7,120.5	7,773.7	Total fixed maturity securities—available-for-sale	7,773.7	7,654.6	7,468.4	7,393.5	7,120.5	7,015.8	7,034.3	7,248.7
4,513.6	4,902.3	5,267.4	5,405.1	5,321.1	Commercial mortgage loans, net	5,321.1	5,342.6	5,453.3	5,383.7	5,405.1	5,510.8	5,426.2	5,320.4
153.1	92.7	95.5	65.7	37.0	Real estate, net	37.0	44.3	49.2	60.3	65.7	79.8	90.8	94.2
60.8	130.9	175.5	196.5	320.9	Other invested assets	320.9	284.8	290.4	200.2	196.5	199.9	201.7	206.9

11,146.6	11,895.4	12,729.1	12,787.8	13,452.7	Total investments	13,452.7	13,326.3	13,261.3	13,037.7	12,787.8	12,806.3	12,753.0	12,870.2
152.0	138.4	160.7	379.3	251.1	Cash and cash equivalents	251.1	263.3	237.7	253.0	379.3	345.4	199.7	143.3

$11,298.6	$12,033.8	$12,889.8	$13,167.1	$13,703.8	Total cash and investments	$13,703.8	$13,589.6	$13,499.0	$13,290.7	$13,167.1	$13,151.7	$12,952.7	$13,013.5

					Percent of cash and investments:
56.8%	56.3%	55.8%	54.1%	56.8%	Fixed maturity securities—available-for-sale	56.8%	56.4%	55.3%	55.6%	54.1%	53.3%	54.3%	55.7%
39.9	40.7	40.9	41.1	38.8	Commercial mortgage loans, net	38.8	39.3	40.4	40.5	41.1	41.9	41.9	40.9
1.4	0.8	0.7	0.5	0.3	Real estate, net	0.3	0.3	0.4	0.5	0.5	0.6	0.7	0.7
0.6	1.0	1.4	1.4	2.3	Other invested assets	2.3	2.1	2.1	1.5	1.4	1.6	1.6	1.6
1.3	1.2	1.2	2.9	1.8	Cash and cash equivalents	1.8	1.9	1.8	1.9	2.9	2.6	1.5	1.1

					Fixed maturity securities—available-for-sale:
106.7%	109.0%	110.3%	104.5%	105.2%	Market value as a % of amortized cost	105.2%	105.3%	106.4%	105.5%	104.5%	105.4%	105.6%	109.6%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2014				2013
2010	2011	2012	2013	2014		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.31%	5.08%	4.66%	4.34%	3.99%	Fixed maturity securities - available-for-sale	3.99%	4.03%	4.15%	4.18%	4.34%	4.45%	4.51%	4.58%
6.45	6.34	6.09	5.84	5.61	Commercial mortgage loans, net	5.61	5.66	5.72	5.80	5.84	5.89	5.96	6.03

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.8%	70.2%	66.2%	63.4%	61.8%	A- or higher	61.8%	62.3%	62.2%	62.7%	63.4%	63.8%	64.3%	65.7%
23.0	24.6	28.4	31.0	32.7	BBB- to BBB+	32.7	32.0	31.8	31.5	31.0	30.8	30.2	28.7
3.5	3.9	3.8	4.0	3.9	BB- to BB+	3.9	3.8	4.1	4.1	4.0	3.8	3.8	4.0
1.7	1.3	1.6	1.6	1.6	B+ or lower	1.6	1.9	1.9	1.7	1.6	1.6	1.7	1.6

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$19.6	$17.1	$21.3	$15.2	$8.6	Book value	$8.6	$10.6	$14.4	$21.7	$15.2	$19.6	$12.6	$19.1
0.43%	0.34%	0.40%	0.28%	0.16%	Rates - overall %	0.16%	0.19%	0.26%	0.40%	0.28%	0.35%	0.23%	0.35%

$118.6	$40.3	$23.6	$20.0	$5.2	Foreclosed during period	$—	$1.7	$0.6	$2.9	$9.2	$1.5	$2.7	$6.6
9.3	5.1	9.8	7.4	0.5	In process of foreclosure	0.5	1.4	5.5	3.0	7.4	5.8	4.1	6.7
8.2	5.1	9.8	7.4	0.5	Included in sixty-day delinquencies	0.5	1.4	5.5	3.0	7.4	5.8	4.1	6.7
76.6	93.7	77.6	100.8	108.8	Net balance of restructured loans*	108.8	97.6	95.5	88.5	100.8	103.3	110.6	80.2

					Reserve balances:
$36.1	$48.1	$46.6	$43.6	$40.0	Commercial mortgage loans, net	$40.0	$41.5	$44.4	$43.5	$43.6	$46.6	$46.8	$42.8

*	Amount is calculated using statutory accounting principles